UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2014 (August 29, 2014)

EverBank Financial Corp
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(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)
Not Applicable
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Former name or former address, if changed since last report

Registrant’s telephone number, including area code	(904) 281-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 29, 2014, EverBank Financial Corp (the “Company”) reported that each of Robert M. Clements, the Chairman and Chief Executive Officer of the Company, and W. Blake Wilson, the President and Chief Operating Officer of the Company, entered into a stock trading plan implemented pursuant to Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of Company securities under specified conditions and at specified times. Using these 10b5-1 plans, individuals can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information.
Each of Mr. Clements' and Mr. Wilson's trading plans is a part of their asset diversification, tax and financial planning strategy. In addition the plans were entered into in part to allow the exercise of options to purchase shares of the Company's common stock (“Company Stock”) which will expire during 2015. Subject to certain conditions, Mr. Clements' plan contemplates the exercise of options to purchase up to 225,000 shares of Company Stock and the same day sale of the underlying shares. In addition, the plan contemplates the sale of up to 175,000 shares of Company Stock, in specified share amounts on specified dates at specified market prices, subject to specified limitations. Sales pursuant to Mr. Clements' plan are expected to begin as early as October 2014 and will end no later than August 2015. Subject to certain conditions, Mr. Wilson's plan contemplates the exercise of options to purchase up to 337,500 shares of Company Stock and the same day sale of the underlying shares. Sales pursuant to Mr. Wilson's plan are expected to begin as early as October 2014 and will end no later than August 2015.
Transactions made under the 10b5-1 plans will be disclosed publicly through Form 4 filings with the U.S. Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 plans or the plan of any other individual.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and Secretary

Dated: August 29, 2014